ING INVESTORS TRUST

ING Pioneer Mid Cap Value Portfolio

 (“Portfolio”)

Supplement dated June 6, 2013

to the Portfolio’s Adviser Class (“Class ADV”) Prospectus, Institutional Class (“Class I”) Prospectus, Service Class (“Class S”) Prospectus, and Service 2 Class (“Class S2”) Prospectus, each dated April 30, 2013;

to the Portfolio’s Class ADV Summary Prospectus, Class I Summary Prospectus, Class S Summary Prospectus and Class S2 Summary Prospectus, each dated April 30, 2013;

and related Statement of Additional Information (“SAI”), dated April 30, 2013

1.              On May 23, 2013, the Board of Trustees of ING Investors Trust (“Board”) approved a proposal to reorganize ING Pioneer Mid Cap Value Portfolio (“Disappearing Portfolio”) with and into the following “Surviving Portfolio” (the “Reorganization”):

Disappearing Portfolio	Surviving Portfolio
ING Pioneer Mid Cap Value Portfolio	ING Large Cap Value Portfolio

The proposed Reorganization is subject to approval by shareholders of the Disappearing Portfolio. A proxy statement/prospectus detailing the proposal is expected to be mailed to the Disappearing Portfolio’s shareholders on or about July 17, 2013, and a shareholder meeting is scheduled to be held on or about August 22, 2013. The Disappearing Portfolio will notify shareholders if shareholder approval of the proposal is not obtained. If shareholder approval of the proposal is obtained, it is expected that the Reorganization will take place on or about September 7, 2013 (“Closing Date”).

If shareholders approve the Reorganization, from the open of business on August 26, 2013 through the close of business on September 6, 2013, the Portfolio will be in a “transition period” during which time a transition manager will sell all or most of the assets managed by the Portfolio’s sub-adviser, Pioneer Investment Management, Inc., and the transition manager may hold a large portion of the Portfolio’s assets in temporary investments. During this time, the Portfolio may not be pursuing its investment objective and strategies, and limitation on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in significant buy and sell transactions. Such transactions may be made at a disadvantageous time and may result in the realization of taxable gains or losses for the Portfolio.

Following the Reorganization you will hold shares of ING Large Cap Value Portfolio.  For more information regarding ING Large Cap Value Portfolio, please contact a Shareholder Services representative or your financial professional.

2.              On May 23, 2013, the Board approved a proposal to liquidate and dissolve the Class S2 shares of the Portfolio effective June 14, 2013.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE